UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 24, 2004

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



        Delaware                         0-32383                23-3070336
  (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                    Identification No.)

       c/o Pegasus Communications Management Company
                     225 City Line Avenue
                   Bala Cynwyd, Pennsylvania               19004
          (Address of Principal Executive Offices)        (Zip Code)


     Registrant's Telephone Number, Including Area Code:  (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            See Item 4.02 of this report.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         We previously reported that we had received a notice from the staff of The Nasdaq Stock Market, Inc. concerning the possible delisting of our Class A common stock. On October 27, 2004, we reported that we had received an October 26, 2004 decision of the Nasdaq Listing Qualifications Panel (the "Panel") granting us an extension until November 30, 2004 to file an amended Form 10-Q for the period ended June 30, 2004 with financial statements that have been fully reviewed by our independent auditors in accordance with Statement on Auditing Standards No. 100, "Interim Financial Information," as well as any necessary accounting restatements for prior periods. The decision further granted an extension until November 20, 2004 to file the Form 10-Q for the period ended September 30, 2004. On November 30, 2004, we requested that the Panel grant us a further extension until December 17, 2004 to file the second quarter Form 10-Q and any necessary restatements for prior periods and until December 24, 2004 to file the third quarter Form 10-Q. We are awaiting a decision from the Panel. There can be no assurance that the Panel will grant our request for extension. A copy of the press release relating to this matter is attached as Exhibit 99.1 and incorporated by reference.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On December 2, 2004, we issued a press release providing an update on our review of whether some or all of the investment underlying our limited partner interest in Pegasus PCS Partners, L.P. ("PCS Partners"), which is currently classified as a noncurrent asset, should instead be accounted for as a reduction in stockholders' equity in our consolidated balance sheet.

         As previously reported, we have concluded that all of our limited partnership interests in PCS Partners should be accounted for as a reduction in stockholders' equity as of June 30, 2004, March 31, 2004 and December 31, 2003. As of June 30, 2004, March 31, 2004 and December 31, 2003, $19.2 million, $21.8 million and $16.4 million, respectively, was included in noncurrent assets in our consolidated balance sheets with respect to this investment. At the time of the previous announcement, we also considered it likely that the nonoperating loss of $2.6 million recorded in the quarter ended June 30, 2004 relating to the impairment of our limited partner interest would be reversed in our restated consolidated statements of operations for the three and six months ended June 30, 2004. Also, at that time, we were evaluating whether a portion of the reduction to stockholders' equity should be reflected as a charge to earnings and were continuing to review the accounting of our limited partner interest for interim and annual periods prior to and including December 31, 2003.

         On November 24, 2004, we concluded that there would be changes to equity in earnings (losses) of affiliates in our statements of operations and comprehensive loss for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 to both amend

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incorrect allocations of profits and losses in accordance with the related PCS
Partners limited partnership agreement and reflect an other than temporary impairment of PCS Partners' assets during 2002. These changes would result in equity in earnings of affiliates for the year ended December 31, 2003 of $205 thousand versus previously reported equity in losses of affiliates of $3.7 million; equity in losses of affiliates for the year ended December 31, 2002 of $4.1 million versus previously reported equity in earnings of affiliates of $865 thousand; and equity in earnings of affiliates for the year ended December 31, 2001 of $11.1 million versus previously reported equity in earnings of affiliates of $14.4 million. After giving effect to these changes to our statements of operations and comprehensive loss for the three years ended December 31, 2003, the remaining noncurrent asset balances that will be appropriately classified to equity as of June 30, 2004, March 31, 2004, and December 31, 2003 are $14 million, $14 million, and $12 million, respectively. Also as a result of these changes, the minority interest in the limited partnership at June 30, 2004 and March 31, 2004 will decrease by $5.3 million from previously reported amounts of $8.8 million and $8.1 million, respectively. We also concluded that as a result of the aforementioned impairment of PCS Partners' assets in 2002, an impairment of our limited partnership interest did not occur in the quarter ended June 30, 2004. As a result, we will reverse the nonoperating loss of $2.6 million in our consolidated statements of operations for the three and six months ended June 30, 2004.

         The above restatement matters are in addition to the tax related restatement matter previously disclosed in our Forms 10-Q filed for the quarters ended June 30, 2004 and March 31, 2004. On October 29, 2004, in a Form 8-K, we previously reported that the Company's independent accountants advised us that there were material weaknesses in the application of accounting principles and policies that led to the restatement of our financial statements for this tax matter. To rectify these material weaknesses and to prevent the recurrence of circumstances that resulted in the determination to restate prior filed financial statements for this tax matter, we engaged a public accounting firm to consult with regarding our accounting for income taxes. As a result of consultations with this accounting firm, we have identified an additional potential tax matter for which further restatements may be necessary. The tax matter relates to the deductibility of certain interest expense, which may affect our accounting for income taxes. We are currently reviewing our accounting for income taxes as it relates to this matter.

         We have provided to and discussed with our independent accountants the matters disclosed in this filing.

         A copy of the December 2, 2004 press release referenced above is attached as Exhibit 99.1 to this Form 8-K and incorporated herein.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

         Not applicable.

(b) Pro Forma Financial Information.

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         Not applicable.

(c) Exhibits.

Exhibit
Number              Description of Exhibit
------              ----------------------

99.1              Press release issued by the registrant on December 2, 2004.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               PEGASUS COMMUNICATIONS CORPORATION


                               By        /s/ Scott A. Blank
                                  ----------------------------------
                                            Scott A. Blank,
                                          Senior Vice President


Date:    December 2, 2004


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                                  Exhibit Index



Exhibit
Number   Description of Exhibit

99.1              Press release issued by the registrant on December 2, 2004.



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